UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2026

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMCI	The NASDAQ Global Select Market
Depositary Shares, each representing a 1/20th interest in a share of 7.00% Series A Mandatory Convertible Preferred Stock, $0.001 par value per share	SMCIP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 8, 2026, the Board of Directors (the “Board”) of Super Micro Computer, Inc. (the “Company”) appointed Shesha Krishnapura to serve as a member of the Board, effective October 9, 2026. Mr. Krishnapura will serve as an independent director. Mr. Krishnapura most recently served as Chief Technology Officer of Intel IT at Intel Corporation and an Intel Fellow, where he held leadership roles over a 35-year career, including responsibility for technology strategy, architecture and engineering governance for global computing environments. His experience includes high-performance computing, artificial intelligence infrastructure and data center operations.

Mr. Krishnapura will participate in the Company’s standard non-employee director compensation arrangements, as described under “Director Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026, filed with the Securities and Exchange Commission.

On October 7, 2026, Judy Lin, a member of the Board, notified the Company of her decision to retire from the Board. Her service on the Board will conclude on October 9, 2026. Ms. Lin has served as a member of the Board since April 2022 and currently serves as Chair of the Board’s Nominating and Corporate Governance Committee. Ms. Lin’s decision to retire from the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board expresses its gratitude to Ms. Lin for her service and contributions to the business.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: October 8, 2026	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board